                                                                    EXHIBIT 99.2

                     CITIGROUP LIFE INSURANCE AND ANNUITIES
                             ASSETS TO BE ACQUIRED
                         AND LIABILITIES TO BE ASSUMED
                    CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 MARCH 31, 2005

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
                                  (UNAUDITED)

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Condensed Combined Financial Statements:
  Condensed Combined Statement of Income for the three
     months ended March 31, 2005 (unaudited)................   3
  Condensed Combined Balance Sheet -- March 31, 2005
     (unaudited)............................................   4
  Condensed Combined Statement of Changes in Shareholder's
     Equity for the three months ended March 31, 2005
     (unaudited)............................................   5
  Condensed Combined Statement of Cash Flows for the three
     months ended March 31, 2005 (unaudited)................   6
  Notes to Condensed Combined Financial Statements
     (unaudited)............................................   7

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
               CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)

                                                              FOR THE THREE
                                                              MONTHS ENDED
                                                                MARCH 31,
                                                                  2005
                                                              -------------
                                                                  ($ IN
                                                                MILLIONS)
REVENUES
Premiums....................................................     $  267
Net investment income.......................................        759
Realized investment gains...................................         54
Fee income..................................................        232
Other revenues..............................................         50
                                                                 ------
  Total Revenues............................................      1,362
                                                                 ------
BENEFITS AND EXPENSES
Current and future insurance benefits.......................        320
Interest credited to contractholders........................        371
Amortization of deferred acquisition costs..................        108
General and administrative expenses.........................        166
                                                                 ------
  Total Benefits and Expenses...............................        965
                                                                 ------
INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME
  TAXES.....................................................        397
FEDERAL AND FOREIGN INCOME TAXES
  Current...................................................         11
  Deferred..................................................        113
                                                                 ------
  Total Federal and Foreign Income Taxes....................        124
                                                                 ------
NET INCOME..................................................     $  273
                                                                 ======

              See Notes to Condensed Combined Financial Statements

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
                  CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                                                                 MARCH 31,
                                                                   2005
                                                              ---------------
                                                              ($ IN MILLIONS)
                                   ASSETS
Fixed maturities, available for sale at fair value
  (including $2,856 subject to securities lending
  agreements)...............................................      $44,508
Equity securities, at fair value............................          391
Mortgage loans..............................................        2,349
Policy loans................................................          894
Short-term securities.......................................        3,364
Trading securities, at fair value...........................        1,081
Other invested assets.......................................        1,972
                                                                  -------
  Total Investments.........................................       54,559
                                                                  -------
Cash........................................................          648
Investments income accrued..................................          560
Premium balances receivable.................................          161
Reinsurance recoverable.....................................        3,985
Deferred acquisition costs..................................        3,035
Separate and variable accounts..............................       31,052
Other assets................................................        1,933
                                                                  -------
  Total Assets..............................................       95,933
                                                                  -------

                                 LIABILITIES
Contractholder funds........................................       35,648
Future policy benefits and claims...........................       14,267
Separate and variable accounts..............................       31,052
Deferred federal and foreign income taxes...................          696
Trading securities sold not yet purchased, at fair value....          369
Other liabilities...........................................        5,230
                                                                  -------
  Total Liabilities.........................................       87,262
                                                                  -------


Shareholder's Equity
Common stock................................................          131
Additional paid-in capital..................................        3,138
Retained earnings...........................................        4,238
Accumulated other changes in equity from nonowner sources...        1,164
                                                                  -------
  Total Shareholder's Equity................................        8,671
                                                                  -------
  Total Liabilities and Shareholder's Equity................      $95,933
                                                                  =======

              See Notes to Condensed Combined Financial Statements

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
        CONDENSED COMBINED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
                                  (UNAUDITED)

                                                               FOR THE THREE
                                                               MONTHS ENDED
                                                                 MARCH 31,
                                                                   2005
                                                              ---------------
                                                              ($ IN MILLIONS)
COMMON STOCK
Balance January 1,..........................................      $  131
Changes in common stock.....................................          --
                                                                  ------
Balance March 31,...........................................         131
                                                                  ======
ADDITIONAL PAID IN CAPITAL
Balance January 1,..........................................       3,141
Stock options tax expense...................................          (3)
                                                                  ------
Balance March 31,...........................................       3,138
                                                                  ======
RETAINED EARNINGS
Balance January 1,..........................................       4,030
Net income..................................................         273
Dividends...................................................         (87)
Citigroup MIS...............................................          17
Other.......................................................           5
                                                                  ------
Balance March 31,...........................................       4,238
                                                                  ======
ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
Balance January 1,..........................................       1,645
Unrealized loss, net of tax.................................        (521)
Foreign currency translation, net of tax....................         (23)
Derivative instrument hedging activity gains, net of tax....          63
                                                                  ------
Balance March 31,...........................................       1,164
                                                                  ======
SUMMARY OF CHANGES IN EQUITY FROM NONOWNER SOURCES
Net income..................................................         273
Other changes in equity from nonowner sources...............        (476)
                                                                  ------
Total changes in equity from nonowner sources...............        (203)
                                                                  ======
TOTAL SHAREHOLDER'S EQUITY
Changes in total shareholder's equity.......................        (276)
Balance January 1,..........................................       8,947
                                                                  ------
Balance March 31,...........................................      $8,671
                                                                  ======

              See Notes to Condensed Combined Financial Statements

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
             CONDENSED COMBINED STATEMENT OF CASH FLOWS (UNAUDITED)

                                                                FOR THE THREE
                                                                MONTHS ENDED
                                                                  MARCH 31,
                                                                    2005
                                                               ---------------
                                                               ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................       $   273
Adjustments to reconcile net income to net cash provided by
  operating activities
  Net realized (gains)......................................           (54)
  Deferred federal and foreign income taxes.................           113
  Amortization of deferred acquisition costs................           108
  Additions to deferred acquisition costs...................          (225)
  Investment income accrued.................................           (54)
  Premium balances receivable...............................            12
  Insurance reserves........................................            36
  Change in trading account assets..........................           437
  Change in trading account liabilities.....................          (102)
  Citigroup MIS.............................................            17
  Other.....................................................           (40)
                                                                   -------
       Net Cash Provided by Operating Activities............           521
                                                                   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
     Fixed maturities.......................................         1,266
     Mortgage loans.........................................           147
  Proceeds from sales of investments
     Fixed maturities.......................................         2,260
     Equity securities......................................            77
     Mortgage loans.........................................            10
     Real estate held for sale..............................            10
  Purchases of investments
     Fixed maturities.......................................        (3,373)
     Equity securities......................................           (59)
     Mortgage loans.........................................          (262)
  Policy loans, net.........................................           190
  Short-term securities (purchases), net....................           (48)
  Other investments sales, net..............................           (13)
  Securities transactions in course of settlement, net......           (80)
                                                                   -------
       Net Cash Provided by Investing Activities............           125
                                                                   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Contractholder fund deposits..............................         1,776
  Contractholder fund maturities and withdrawals............        (2,171)
  Dividends to parent company...............................           (87)
  Other.....................................................           (17)
                                                                   -------
       Net Cash Used for Financing Activities...............          (499)
                                                                   -------
Net increase in cash........................................           147
Cash at beginning of period.................................           501
                                                                   -------
Cash at end of period.......................................       $   648
                                                                   =======
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Income taxes paid.........................................       $    12
                                                                   =======

              See Notes to Condensed Combined Financial Statements

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
          NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1.  BASIS OF PRESENTATION -- CONDENSED COMBINED FINANCIAL STATEMENTS

     The accompanying condensed combined financial statements of Citigroup Life Insurance and Annuities Assets to be Acquired and Liabilities to be Assumed (the Transferred Businesses, or TB) represent the Citigroup operations to be sold pursuant to an Acquisition Agreement (the Agreement) entered into on January 31, 2005 by Citigroup Inc. (Citigroup) and MetLife, Inc. (MetLife). Under the terms of the Agreement, Citigroup agreed to sell certain of its domestic and international insurance operations to MetLife for $11.5 billion in consideration, subject to certain closing adjustments and financing arrangements. The transaction is subject to Citigroup's execution of specific transactions to exclude certain assets and liabilities prior to the close.

     The following summarizes the domestic and international businesses included in the sale. The condensed combined financial statements have been prepared as if the TB had been standalone operations, though they are not necessarily representative of results had the TB operated as standalone operations. The financial results reflect allocations of corporate expenses from Citigroup, which may be different from comparable expenses that would have been incurred had the TB operated as a standalone company.

  DOMESTIC

     In accordance with the Agreement, Citigroup will sell the Hartford, Connecticut-based Travelers Life & Annuity insurance operations (the Domestic Transferred Businesses, or DTB). These operations include retail annuities, individual life insurance, corporate owned life insurance (COLI) and institutional annuity products. In addition, the sale also includes certain individual life and retail annuity business in runoff status since 2003.

     The following table summarizes the legal entities where the DTB reside, and the associated states of domicile for the insurance entities. These DTB legal entities, excluding certain assets and liabilities in accordance with the Agreement, will be transferred to MetLife.

    STATE OF DOMICILE                        LEGAL ENTITY NAME
    -----------------                        -----------------
    Connecticut         The Travelers Insurance Company (TIC)
    Connecticut         The Travelers Life and Annuity Company (TLAC)
    Arizona             Citicorp Life Insurance Company (CLIC)
    New York            First Citicorp Life Insurance Company (FCLIC)
    Bermuda             Citicorp International Life Insurance Company, Ltd. of
                        Hamilton Bermuda
    Florida             Citicorp International Life Insurance Company, Ltd. (U.S.
                        Branch) of Hamilton Bermuda (CILIC)
    South Carolina      The Travelers Life and Annuity Reinsurance Company (TLARC)
    N/A                 Trumbull Street Investments LLC (TSI)

     Also included in the sale are two active broker-dealers, Tower Square Securities, Inc. (Tower Square) and Travelers Distribution LLC (TDLLC), wholly owned subsidiaries of TIC. Tower Square is an introducing broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Associate of Securities Dealers (NASD). Tower Square's principal activity is to facilitate the sale of variable annuity, variable universal life and other investment products and advisory services through independent registered representatives. TDLLC, a Delaware limited liability company, is a registered limited business broker-dealer under the Securities Exchange Act of 1934 and a member of NASD. TDLLC operates as the principal underwriter and distributor of the DTB' variable annuities and variable life insurance contracts.

     TIC's ownership of Tribeca Citigroup Investments Ltd. (Tribeca) is included in the sale.

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

  INTERNATIONAL

     In accordance with the Agreement, Citigroup will also sell certain portions of the International Insurance Manufacturing (IIM) operations (the International Transferred Businesses, or ITB). The ITB manufacture insurance products in eight countries with six wholly owned subsidiaries in Australia, Brazil, Argentina, the UK, Belgium and Poland and two joint ventures in Japan and Hong Kong.

     The following table summarizes the legal entities, and associated countries of operation. These ITB legal entities, excluding certain assets and liabilities in accordance with the Agreement, will be transferred to MetLife.

COUNTRY OF OPERATION                          MANUFACTURING OPERATION LEGAL NAME
--------------------                          ----------------------------------
Australia......................  Citicorp General Insurance Limited & Citicorp Life Insurance
                                 Limited
Argentina......................  Compania Previsional Citi S.A.,
                                 Siembra Administradora de Fondos de Jubilaciones y Pensiones
                                 S.A.
                                 (the Siembra Group or AFJP),
                                 Siembra Seguros de Retiro S.A.,
                                 Siembra Seguros de Vida S.A.,
                                 Best Market S.A.
Brazil.........................  CitiInsurance do Brasil Vida e Previdencia S.A.
Poland.........................  CitiInsurance Polska Towarzystwo Ubezpieczen na Zycie S.A.
U.K............................  CitiInsurance General Insurance Company Limited,
                                 CitiInsurance Life Assurance Company Limited & CitiInsurance
                                 Administration Services Limited
Belgium........................  CitiLife S.A./N.V.
Japan..........................  Mitsui Sumitomo CitiInsurance Life Insurance Co., Ltd.
                                 (joint venture) Citigroup Direct Marketing Japan Co., Ltd.
Hong Kong......................  Citi Fubon Life Insurance Company Hong Kong Limited (joint venture)
China..........................  CitiInsurance Life Insurance Company, Ltd. (in formation)
Bermuda........................  CitiInsurance Reinsurance (Bermuda) Ltd.
South Korea....................  CDMK, Inc.
USA............................  CitiInsurance International Holdings Inc.

     The Agreement effectively carves out Citigroup's Life Insurance and Annuity Business included in its Global Investment Management segment. As noted in the Agreement, the sale contemplates specific restructuring transactions that will occur to the legal entities where the TB are contained. The following is a summary of those assets, liabilities and related earnings which are not considered part of the TB, and accordingly have been excluded from the accompanying condensed combined financial statements:

      (1) All TIC's membership in Keeper Holdings LLC, which holds an interest in CitiStreet;

      (2) All TIC's shares of Citigroup Series YYY and YY preferred stock, and all dividends with respect thereto;

      (3) All TIC's shares of American Financial Life Insurance Company stock, and all earnings with respect thereto;

      (4) All TIC's shares of Primerica Life Insurance Company stock, and all earnings with respect thereto;

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

      (5) All CLIC's shares of Citicorp Assurance Company stock, and all earnings with respect thereto;

      (6) Citilife S.A./N.V's .16% equity interest in Europa Financia Limited;

      (7) All TIC's obligations in the amount of $74 million and the related assets (including deferred tax assets) in the amount of $74 million associated with the Connecticut River Plaza lease;

      (8) CLIC's $542 million dividend of fixed maturities;

      (9) Citilife S.A./N.V. (or from one or more subsidiaries of Associates Financial Corporation Limited, and one or more subsidiaries of Citicorp Limited) $200 million dividend of short term investments in aggregate;

     (10) All owned intellectual property and all trademarks used in connection with products offered only by or through the TB, its Parent or affiliates. This includes, but is not limited to, the "umbrella" trademark and umbrella design trademark, and all trademarks which include the terms "citi," "Citi," the arc design and the blue wave design;

     (11) All TIC's net obligations in the amount of $452 million related to non-qualified employee benefit plans (including retiree welfare, pension, long-term disability, workers compensation and deferred compensation obligations) and associated assets consisting of $294 million in invested assets and other assets and a deferred tax asset of $158 million, and;

     (12) TIC's rights in respect to the future earnings or adverse development related to long-term care (LTC) accounts.

     Certain of the aforementioned restructuring transactions require prior approval or notice to the respective states of domicile. The State of Connecticut Insurance Department has approved the dividend of all TIC's ownership interests and obligations as included in (1) - (4), (7) and
(10) - (12) above. The State of Arizona Insurance Department has approved the interests and dividend related to CLIC as noted in (5) and (8) above. The TB anticipate these transactions will be executed immediately preceding the close. The related approvals for the transactions related to Citilife S.A./N.V. as noted in (6) and (9), are currently in process.

     The Agreement also provides for an indemnification from Citigroup to MetLife for specified tax liabilities incurred by a TB legal entity prior to the closing date. As referenced in the Agreement, the TB legal entities maintain tax reserves for potential audit liabilities for Federal and state income taxes and other taxes of approximately $80 million with respect to pre-closing date tax periods. These liabilities remain the obligation of the TB parent under either the indemnification agreement or under the Federal consolidated income tax return rules rather than of the TB legal entities. Accordingly, these liabilities are transferred to the TB parent and are not included in the accompanying condensed combined financial statements.

     In accordance with the Agreement, the ITB intercompany debt with Citigroup in the amount of $213 million, and the related assets associated with this liability, also have been excluded from the accompanying condensed combined financial statements.

     Significant intercompany transactions between TB have been eliminated.

     The condensed combined financial statements and accompanying footnotes are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) and are unaudited. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     In the opinion of management, the interim condensed combined financial statements reflect all normal recurring adjustments necessary for a fair presentation of results for the period reported. The accompanying condensed combined financial statements should be read in conjunction with the combined financial statements and related notes for the year ended December 31, 2004. Certain financial information that is normally included in annual financial statements prepared in accordance with GAAP, but is not required for interim reporting purposes, has been condensed or omitted. Interim results are not necessarily indicative of full year performance.

2.  INCOME TAXES

  DOMESTIC

     The tax provision for the transferred subsidiaries is reflected in accordance with the actual tax return liabilities (or benefits) incurred by each subsidiary. For the taxable year ending December 31, 2004, TIC, TLAC, and TLARC will file federal tax returns as part of the Citigroup consolidated federal income tax return. Neither TIC nor TLAC received any material tax benefit or additional tax cost from being part of the Citigroup consolidated return. TLARC had a net operating loss in 2004 for which it will be paid under the terms of the Citigroup tax sharing agreement. In the event that TLARC did not file its federal income tax return as part of the Citigroup consolidated tax return, these losses would have not have been used to reduce current taxable income of the Citigroup consolidated group. There is no material federal income tax difference for any subsidiaries of TIC that results from TIC and TLAC not being part of the Citigroup consolidated federal tax return.

     CLIC and FCLIC file a separate consolidated federal tax return and do not file as part of the Citigroup consolidated tax return.

  INTERNATIONAL

     No foreign subsidiary files as part of any U.S. consolidated federal income tax return. U.S. federal income taxes on foreign operations consist of current U.S. tax paid on subpart F income plus deferred taxes on non-subpart F income, net of any Accounting Practices Board Opinion No. 23, "Accounting for Income Taxes -- Special Areas" (APB 23) benefit, for earnings that will not be distributed to the U.S. Both current and deferred federal income taxes are net of any U.S. foreign tax credits. The entire APB 23 benefit relates to Australian operations.

     Citigroup adjusts, through a "tax top off" process, local taxes booked in local legal vehicles to reflect U.S. tax rates. The appropriate U.S. tax rates are determined by the Citigroup corporate tax division and consider such factors as availability and utilization of foreign tax credits. The condensed combined financial statements as they have been presented include the tax top offs in the income statement, but do not impact the balance sheet.

  EFFECTIVE TAX RATE ($ in millions)

FOR THE YEAR ENDED MARCH 31,                                  2005
----------------------------                                  ----
Income before federal and foreign income taxes..............   397
Statutory tax rate..........................................    35%
                                                              ----
Expected federal and foreign income taxes...................   139

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

FOR THE YEAR ENDED MARCH 31,                                  2005
----------------------------                                  ----
Tax effect of:
Non-taxable investment income...............................    (5)
International...............................................    (7)
Other.......................................................    (3)
Federal and foreign income taxes............................   124
                                                              ----
Effective tax rate..........................................    31%
                                                              ----
COMPOSITION OF FEDERAL AND FOREIGN INCOME TAXES
Current:
United States...............................................  $  8
Foreign.....................................................     3
                                                              ----
Total.......................................................    11
                                                              ----
Deferred:
United States...............................................   112
Foreign.....................................................     1
                                                              ----
Total.......................................................   113
                                                              ----
Federal and foreign income taxes............................  $124
                                                              ====

     Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the three months ended March 31, 2005, was $(3) million.

     The net deferred tax liability at March 31, 2005 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ IN MILLIONS)                                                 2005
---------------                                                -------
Deferred Tax Assets:
Benefit, reinsurance and other reserves.....................   $   442
Operating lease reserves....................................         7
Employee benefits...........................................         9
Other.......................................................       125
                                                               -------
Total.......................................................       583
                                                               -------
Deferred Tax Liabilities:
Deferred acquisition costs and value of insurance in
  force.....................................................      (819)
Investments, net............................................      (400)
Other.......................................................       (60)
                                                               -------
Total.......................................................    (1,279)
                                                               -------
Net Deferred Tax Liability..................................   $  (696)
                                                               =======

     The TB, collectively, had a $4 million payable from Citigroup at March 31, 2005 related to the Tax Sharing Agreement.

                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     At December 31, 2004 FCLIC had a capital loss carryforward of $2 million. No other TB had any ordinary or capital loss carryforwards.

     Under the 1984 Tax Act, life insurance companies were subject to tax on any subtractions made from the Policyholders' Surplus Account (PSA). The PSA arose under pre-1984 law, and consists generally of that portion of the gain from operations that had not been subject to tax, plus certain special deductions. Under the 2004 Act, distributions may be made from the PSA without triggering any tax. The balance in the PSA as of March 31, 2005, taking into account the restructuring transactions reflected in the balance sheet, is zero.

3.  SHAREHOLDER'S EQUITY

  SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

  Domestic

     DTB combined statutory capital and surplus was $3.293 billion at December 31, 2004. The DTB are subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to their parent without prior approval of insurance regulatory authorities. The DTB are domiciled in the following states: Arizona, Connecticut, Florida, New York, and South Carolina. Depending upon both the timing and the amounts of proposed dividends, procedures for their payment vary from state to state. The State of Connecticut Insurance Department requires prior approval for any dividends for a period of two years following a change in control. Accordingly, any dividends from TIC or TLAC, during that period, would require prior approval from the State of Connecticut Insurance Department. The States of Arizona, New York, and South Carolina do not have specific statutes addressing dividend capability following a change in control. The amount of dividends which may be paid without prior approval during 2005 for CLIC, FCLIC and TLARC is $26.7 million, $5.4 million and $70.0 million, respectively. In determining whether a dividend is extraordinary, the dividend limitation threshold is applied to the cumulative dividends paid during the preceding twelve months. Accordingly, any dividends paid during 2005 related to Citigroup's execution of specific transactions as discussed in Note 1, will be included in determining whether a dividend is considered extraordinary.

     During the three months ended March 31, 2005, the TB paid dividends in the amount of $87.3 million. This dividend was paid by TIC on March 30, 2005. As contemplated in the Agreement, and as described in Note 1, certain transactions and dividends (i.e. Primerica Life Insurance Company dividend, YY preferred shares and YYY preferred shares) must be paid through TIC, but are not included within the TB. The State of Connecticut Insurance Department considers all dividends from a legal entity in determining the aggregate level of dividend which may be paid with out prior approval from the State of Connecticut Insurance Department. The total dividends paid by TIC during the three months ended March 31, 2005 were $450.0 million, and were comprised of the following:

     (1) On January 3, 2005, TIC paid an extraordinary dividend in the amount of $302.5 million. This amount was comprised of $152.5 million, which was excluded from the December 31, 2004 combined financial statements, plus $150.0 million in YYY preferred shares, also excluded from the December 31, 2004 combined financial statements; and

     (2) On March 30, 2005, TIC paid an ordinary dividend in the amount of $147.5 million. This amount was comprised of $87.3 million from the TB and "pass-through" dividends of $50.0 million and $10.2 million from the Primerica Life Insurance Company and Citigroup YY preferred shares, respectively.

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              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     CILIC maintains trusteed surplus in accordance with Florida statutes. Any dividend requires prior approval from the State of Florida Insurance Department.

  International

     Each ITB is subject to various local-country restrictions that limit the amount of dividends available to their parent companies. Such limitations include regulatory restrictions on minimum required capital, local solvency margin calculations as well as local market practices. Restrictions are primarily formula driven in certain countries and negotiated with regulators in others. Procedures for remitting dividends also vary by country, ranging from the requirement to obtain formal regulatory approval to informal notification to regulators.

4.  COMMITMENTS AND CONTINGENCIES

  DOMESTIC

  Litigation

     In August 1999, an amended putative class action complaint captioned Lisa Macomber, et al. vs. Travelers Property Casualty Corporation, et al. was filed in New Britain, Connecticut Superior Court against TIC, its parent corporation, certain of TIC's affiliates (collectively TLA), and TIC's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from TIC and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of TIC, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by the plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action involving the following claims against TLA: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

     In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, TIC and certain of the DTB' legal entities have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about TIC's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 TIC and certain of the DTB' legal entities received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. TIC and certain of the DTB' legal entities are cooperating fully with all of these requests and is not able to predict their outcomes.

     In addition, TIC and certain of the DTB' legal entities are defendants or co-defendants in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

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              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     In the opinion of DTB' management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the TB' consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the TB' operating results for any particular period.

  Other

     TIC is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the funding agreement) with the Bank where a blanket-lien has been granted to collateralize the Bank's deposits. TIC maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of TIC's liability for funding agreements with the Bank as of March 31, 2005 is $1.1 billion, included in contractholder funds. The TB hold $60.3 million of common stock of the Bank, included in Investments.

  INTERNATIONAL

  Japan joint venture

     Pursuant to the joint venture agreement governing the ITB' Japan joint venture interest, upon a change of control of CitiInsurance International Holdings Inc. (CIHI), Mitsui Sumitomo Insurance Co., Ltd. (MSI), the ITB' partner in the Japan joint venture, has the right to purchase all of the joint venture shares owned by CIHI at a price per share equal to the fair market value thereof as determined by an independent financial advisor. Such right may be exercised not later than 30 days after notice of the change of control is received by MSI.

  Siembra Group

     As the economic situation, as well as legal and regulatory issues, in Argentina remain fluid, the Siembra Group is watching the potential impact that government actions may have on our pension and insurance businesses, including the potential for pension reform, re -dollarization of pension annuities, impact of debt restructurings, and the liquidity and capital needs of the pension and insurance subsidiaries. Additional costs to the Siembra Group will depend on future actions by the Argentine government and the Siembra Group. Additional losses may be incurred.

     On January 14, 2005, AFJP tendered defaulted government debt as part of a general Argentine debt restructuring in expectation of receiving new securities. As of December 31, 2004, securities tendered had a fair value of 33 million Argentine pesos (approximately $11 million). These securities are expected to have a mandatory trading restriction of one year after receipt and are, therefore, not expected to have a publicly quoted fair market value until such time that they can be traded.

  Injunctions (Amparos)

     The Argentina businesses have received court injunctions relating to customers' claims that they are owed U.S. dollars despite the government mandated conversion into pesos of all U.S. dollar denominated contracts at specified rates. If a customer is successful, an Argentine judge may issue an order of Amparos allowing the customer to withdraw the original U.S. dollar denominated balance at the current free-floating exchange rate, resulting in a loss to the Siembra Group. The Siembra Group accounts for Amparos as litigation costs. Because the Siembra Group cannot monitor the number or related amounts of Amparos in the

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                     CITIGROUP LIFE INSURANCE AND ANNUITIES

              ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED
  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

court system, combined with the uncertainty related to the legal issues surrounding their enforcement, the total exposure is not reasonably estimable. Therefore, the Siembra Group accounts for Amparos losses as specific court orders to pay are received.

     In the opinion of ITB' management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the combined financial condition or liquidity, but, if involving monetary liability, may be material to the TB' operating results for any particular period.

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